Exhibit 10.16
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
AMENDMENT
THIS AMENDMENT (the “Amendment”), effective as of the date last signed below, amends that certain MASTER DISTRIBUTOR AGREEMENT effective as of March 12, 2014, as previously amended (the “Agreement”), by and between Xilinx, Inc., a Delaware Corporation, having offices at 2100 Logic Drive, San Jose, CA 95124, Xilinx Ireland, a company incorporated under the laws of Ireland and having its registered office at One Logic Drive, Citywest Business Campus, Saggart, Co. Dublin and Xilinx Sales International Pte. Ltd., a company organized and existing under the laws of Singapore, having its principal office at Changi Business Park Vista, Singapore 486051 (collectively and individually, “Xilinx”), and Avnet, Inc., a New York corporation, having its principal office at 2211 South 47th Street, Phoenix, AZ 85034 (“Distributor”).
A.    The parties agree to amend and restate Section 13.3 of the Agreement as follows:

13.3
Once per quarter, Distributor may scrap particular Product, such as small quantity returns not requiring a RMA or Products with bent leads, with an aggregate Price no greater than [***] percent [***] of the dollars invoiced by Xilinx to Distributor (or such percentage identified in the Guidelines, if different) per such three months. Distributor shall not include as “scrap” any Product that is designated as NCNR, [***]. Avnet must provide a certificate of destruction for all scrapped Product.

B.    Except as set forth above, the Agreement remains in full force and effect.
IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment on the date(s) indicated below.

XILINX, INC. By: /s/ Chris Henry	XILINX IRELAND By: /s/ Kevin Cooney
Name: Chris Henry	Name: Kevin Cooney
Title: Corp. VP, Channel Sales	Title: Managing Director
Date: 1-6-16	Date: 3/28/2016

XILINX SALES INTERNATIONAL PTE. LTD.	AVNET, INC.
By: /s/ Oren Scotten	By: /s/ Gerry Fay
Name: Oren Scotten	Name: Gerry Fay
Title: Site Director	Title: President, Avnet EM Global
Date: 3/28/2016	Date: 12/17/15